UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2019

TCG BDC, INC.
(Exact name of registrant as specified in charter)

Maryland	814-00995	80-0789789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Madison Avenue, 40th Floor, New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 813-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends TCG BDC, Inc.’s (the “Company”) Current Report on Form 8-K dated May 7, 2019, as filed with the U.S. Securities and Exchange Commission on May 7, 2019 (the “Original Filing” and the “Original Filing Date”).

This Amendment No. 1 is being filed solely to correct the time of the conference call to 8:30 a.m. EDT on Wednesday, May 8, 2019 to discuss these quarterly financial results. The call and webcast will be available on the TCG BDC website at tcgbdc.com. The call may be accessed by dialing +1 (866) 394-4623 (U.S.) or +1 (409) 350-3158 (international) and referencing “TCG BDC Financial Results Call.” The conference call will be webcast simultaneously via a link on TCG BDC’s website and an archived replay of the webcast also will be available on the website soon after the live call for 21 days.

Pursuant to Rule 12b-15 promulgated under the Securities Exchange Act of 1934, as amended, we have included the entire text of Exhibit 99.1 under Item 9.01 in this Amendment No. 1.

Except as noted above, no changes were made to the Original Filing. This amendment speaks as of the Original Filing Date, and does not reflect events that may have occurred subsequent to the Original Filing Date.

Item 9.01 – Financial Statements and Exhibits.

Exhibit 99.1 shall be deemed furnished herewith.

(d)	Exhibits:

Exhibit Number	Description

99.1	Earnings press release of TCG BDC, Inc., dated May 7, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCG BDC, INC.
(Registrant)

Dated: May 8, 2019	By:	/s/ Venugopal Rathi
Name: Venugopal Rathi
Title: Treasurer